EXECUTION

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT, dated as of January 29, 2007 (this “Agreement”), among LEAF FUNDING, INC., a Delaware corporation (“LEAF Funding”), LEAF INSTITUTIONAL DIRECT MANAGEMENT, LLC, a Delaware limited liability company, LEAF FINANCIAL CORPORATION, a Delaware corporation, LEASE EQUITY APPRECIATION FUND II, L.P., a Delaware limited partnership, LEAF II B SPE, LLC, a Delaware limited liability company (“LEAF II”), and MERRILL LYNCH COMMERCIAL FINANCE CORP., a Delaware corporation.

WITNESSETH:

WHEREAS, capitalized terms used herein shall have the meanings ascribed thereto in the Definitions and Rules of Construction attached as Appendix A to the Purchase, Sale and Contribution Agreement, dated as of April 8, 2003, between LEAF Funding and LEAF II, as amended, supplemented or otherwise modified as of the date hereof; and

WHEREAS, the parties hereto intend to amend such Appendix A on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1.  Amendment. As of the Effective Date, the Definitions and Rules of Construction attached to the Purchase, Sale and Contribution Agreement as Appendix A is hereby amended as follows:

(a)  Clause (x) of the definition of the term “Expiry Date” is deleted in its entirety and the following is inserted in lieu thereof: “(x) June 30, 2007”.

(b)  The following definition is inserted therein in the appropriate alphabetical order: “Advance Rate” means a rate equal to 92%.”.

SECTION 2.  Conditions Precedent to the Effectiveness of this Agreement. This Agreement shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied, or waived by the Lender, on or before such date:

(a)  The Lender shall have received this Agreement, executed and delivered by a duly Authorized Officer of each party hereto.

(b)  As of the date hereof, the representations and warranties made herein by LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(c)  No Potential Termination Event or Termination Event shall have occurred and be continuing or shall occur as a result of this Agreement.

SECTION 3.  Representations and Warranties. To induce the Lender to enter into this Agreement, each of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE hereby represent and warrant to the Lender as follows:

(a)  Its execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action on the part of it.

(b)  No Potential Termination Event or Termination Event has occurred and is continuing or shall occur as a result of this Agreement.

SECTION 4.  Reference to and Effect on the Transaction Documents. As of the Effective Date, any reference in any Transaction Document to the Definitions and Rules of Construction attached to the Purchase, Sale and Contribution Agreement as Appendix A shall be to such Definitions and Rules of Construction as amended hereby.

SECTION 5.  Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 6.  Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.  GOVERNING LAW AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEAF FINANCIAL CORPORATION
By:
Name:
Title:

LEAF FUNDING, INC.
By:
Name:
Title:

LEAF INSTITUTIONAL DIRECT MANAGEMENT, LLC
By: LEAF Funding, Inc., its sole member
By:
Name:
Title:

LEASE EQUITY APPRECIATION FUND II, L.P.
By: LEAF Financial Corporation, its general partner
By:
Name:
Title:

LEAF II B SPE, LLC
By: Lease Equity Appreciation Fund II, L.P., its sole member
By: LEAF Financial Corporation, its general partner
By:
Name:
Title:

MERRILL LYNCH COMMERCIAL FINANCE CORP.
By:
Name:
Title: